U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): May 15, 2008.

Diamond I, Inc.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8733 Siegen Lane, Suite 309, Baton Rouge, Louisiana	70810
(Address of principal executive offices)	(Zip Code)

(225) 341-4004
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORM 8-K
Diamond I, Inc.

Item 3.02.	Unregistered Sales of Equity Securities.
On May 15, 2008, we issued shares of common stock, as follows:
1.	(a)	Securities Sold. 10,000,000 shares of common stock were issued.
(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to one of our directors, Thomas J. Gray.
(c)	Consideration. Such shares of common stock were issued as a bonus and were valued at $20,000, in the aggregate.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in our company.

2.	(a)	Securities Sold. 1,000,000 shares of common stock were issued.
(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to two of our directors, Gregory A. Bonner (500,000 shares) and Ira R. Witkin (500,000 shares).
(c)	Consideration. Such shares of common stock were issued as a bonus and were valued at $2,000, in the aggregate.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in our company.

On May 16, 2008, we issued shares of common stock, as follows:
3.	(a)	Securities Sold. 1,000,000 shares of common stock were issued.
(b)	Underwriter or Other Purchasers. Such shares of common stock were issued to one our directors, Mary Ruffner.
(c)	Consideration. Such shares of common stock were issued pursuant to a consulting agreement and were valued at $2,000, in the aggregate.
(d)
Exemption from Registration Claimed. These securities are exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 4(2) thereof and Rule 506 thereunder, as a transaction not involving a public offering. This purchaser was a sophisticated investor capable of evaluating an investment in our company.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On May 15, 2008, our board of directors added Thomas J. Gary to the board. Mr. Gray is to serve until the next annual meeting of shareholders. A summary of Mr. Gray’s background follows:

Thomas J. Gray, 59, has, since 1981, served as President and Chief Financial Officer of Gray Oil, Inc., a privately-held marketer of gasoline, diesel and lubricants based in Colorado. Also, from 1999 to the present, Mr. Gray has served as Manager for Infinite Energy, a privately-held company engaged in energy-related research and development. From 1999 to 2007, Mr. Gray served the Colorado Wyoming Petroleum Marketers Association in various capacities, including Co-Chairman of the Board, President and Trustee. In addition to his over 25 years of marketing ethanol and, since its market introduction, bio-diesel, Mr. Gray was a past winner of the "Northern Colorado Entrepreneur of the Year". Mr. Gray is a graduate of Colorado University, Boulder, Colorado, with a B.S. degree in Electrical Engineering and is a license Professional Engineer in the State of Colorado.

Item 8.01.	Other Events
In connection with the election of Thomas J. Gray to our board of directors, on May 19, 2008, we issued the press release reproduced below:
Diamond I Names Petroleum Marketing Industry Veteran to Board of Directors
Tom Gray to Bring Fresh Perspective to Company’s Operations

May 19, 2008 -- Diamond I, Inc. (DMOI) announced that it had named Thomas J. Gray to its board of directors. Mr. Gray, with his extensive background in the petroleum marketing industry and in alternative energy, is expected to provide strong leadership to DMOI as it develops its Alternative Energy Technologies and Oil and Gas Efficiency Technologies business segment. In addition to his duties as a director, Mr. Gray has agreed to provide needed consulting services to DMOI.

After his appointment to the DMOI board, Mr. Gray stated, "I couldn't be more excited about this opportunity and thank the DMOI board for their faith in me. I believe I have developed, over my career, innovative ideas that will make DMOI an active participant in the the oil and gas and alternative energy industry in the near term and establish DMOI as a successful Alternative Fuels, Alternative Energy Technologies and Oil and Gas Efficiency Technologies company over the long term. Given the board's support, I have already begun to acquaint my established business contacts, both within the oil and gas industry and Wall Street, with my new venture and have been quite encouraged."

"While our search for a new director with oil and gas experience has been protracted, we definitely believe we've brought in the right man at the right time, a strong businessman with a much needed new approach to our overall business," said David Loflin, DMOI's CEO. "Tom's participation will serve our shareholders well. Our entire board is pleased to welcome him."

Thomas J. Gray, 59, has, since 1981, served as President and Chief Financial Officer of Gray Oil, Inc., a privately-held marketer of gasoline, diesel and lubricants based in Colorado. Also, from 1999 to the present, Mr. Gray has served as Manager for Infinite Energy, a privately-held company engaged in energy-related research and development. From 1999 to 2007, Mr. Gray served the Colorado Wyoming Petroleum Marketers Association in various capacities, including Co-Chairman of the Board, President and Trustee. In addition to his over 25 years of marketing ethanol and, since its market introduction, bio-diesel, Mr. Gray was a past winner of the "Northern Colorado Entrepreneur of the Year". Mr. Gray is a graduate of Colorado University, Boulder, Colorado, with a B.S. degree in Electrical Engineering and is a license Professional Engineer in the State of Colorado.

About Diamond I, Inc. (www.wificasino.net)
DMOI has determined to diversify its business interests, with an initial effort focused on the oil and gas industry. DMOI expects to announce other diversification initiatives in the future.

Recently, DMOI opened its first two online Poker web sites, IslandBlueCasino.net and VegasBetLive.com, for-entertainment-only sites legal for users in the United States. Island Blue Casino and VegasBetLive.com were designed to create a revenue stream for the company, through the use of click-through advertising programs, such as that offered by Google Adsense(TM) and Amazon.com.

In addition, DMOI owns the rights to patent-pending voice-recognition and fingerprint biometric security technologies. These security technologies will be incorporated into DMOI's WifiCasino GS wireless, hand-held gaming system, which includes the hand-held gaming unit known as the "GS3." With the passage of Nevada Law AB471, which authorizes the use of mobile communication devices for gaming in public areas in Nevada casinos. DMOI continues to seek a hotel/casino to serve as the demonstration site for its WifiCasino.

Safe Harbor Statement

This press release contains statements that may constitute forward-looking statements, including the company’s ability to enter successfully the oil and gas business and to expand its Internet-based business. These statements are based on current expectations and assumptions and involve a number of uncertainties and risks that could cause actual results to differ materially from those currently expected. For additional information about Diamond I’s future business and financial results, refer to Diamond I’s Annual Report on Form 10-KSB for the year ended December 31, 2007. Diamond I undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of the company, whether as a result of new information, future events or otherwise.

* * * END OF PRESS RELEASE * * *
Item 9.01.	Financial Statements and Exhibits
Exhibit No.	Description
10.1	Indemnity Agreement, dated May 15, 2008, between Diamond I, Inc. and Thomas J. Gray.
10.2	Consulting Agreement, dated May 15, 2008, between Diamond I, Inc. and Thomas J. Gray.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.
Dated: May 19, 2008.
DIAMOND I, INC.

By:	/s/ DAVID LOFLIN
David Loflin, President